INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8 – INCOME TAXES

The provision for income taxes consists of the following components:

	December 31, 2018	December 31, 2017
Current expense (benefit)	$-	$-
Federal	-	-
Foreign	-	-
Current income tax expense	-	-

Deferred expense (benefit)	-	-
Federal	-	-
Foreign	-	-
Deferred income tax	-	-
Net deferred taxes	$-	$-

A reconciliation of income tax benefit computed using the federal statutory income tax rate to the Company’s tax expense is as follows:

	December 31, 2018	December 31, 2017
Federal tax benefit at statutory rate	$(2,612,404)	$(282,704)
Stock-based compensation	1,546,922	7,754
State income tax benefit, net of federal tax effect	(418,095)	(24,104)
Foreign tax differential	(4,019)	8,988
Reduction of deferred taxes due to US tax reform	-	70,704
Change in valuation allowance	1,487,596	219,362
Income tax benefit	$-	$-

The principal components of deferred tax assets and liabilities consist of the following at December 31, 2018 and 2017, respectively:

	December 31, 2018	December 31, 2017
Deferred tax assets
Stock-based compensation	$971,460	$-
Federal NOL carryforwards	355,568	69,798
Foreign NOL carryforwards	340,005	109,639
Total deferred tax assets	1,667,033	179,437
Less valuation allowance	(1,667,033)	(179,437)
Net deferred tax assets	$-	$-

New Tax reform legislation was enacted on December 22, 2017, known as the Tax Cuts and Jobs Act of 2017 (“The Act”). The Act moved from a worldwide tax system to a quasi-territorial tax system and was comprised of broad and complex changes to the U.S. tax code including, but not limited to, (1) reduced the U.S. tax rate from 35% to 21%; (2) added a deemed repatriation transition tax on certain foreign earnings and profits; (3) generally eliminated U.S. federal income taxes on dividends from foreign subsidiaries; (4) included certain income of controlled foreign companies in U.S. taxable income (“GILTI”); (5) created a new minimum tax referred to as a base erosion anti-abuse income tax; (6) limited certain U.S. Federal research based credits; and (7) eliminated the domestic manufacturing deduction. The accounting for the reduction of deferred tax asset and the tax charge for the deemed repatriation transition tax is complete as of December 31, 2018. The rate change, along with certain immaterial changes in tax basis resulting from The Act, resulted in a reduction of the Company’s deferred tax assets of approximately $71,000 and a corresponding reduction in the valuation allowance.

At December 31, 2018, the Company had a federal net operating loss carryforward of approximately $1.7 million. The net operating loss carryforwards for 2017 will begin to expire in the year ending December 31, 2037. The net operating loss carryforwards starting in 2018 have no expiration. The change in the valuation allowance was $1,487,596 during the year ended December 31, 2018.

The Company recognizes uncertain tax positions in accordance with ASC 740 on the basis of evaluating whether it is more likely than not that the tax positions will be sustained upon examination by tax authorities. For those tax positions that meet the more-likely-than not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement. As of December 31, 2018, and 2017, the Company has no significant uncertain tax positions. There are no unrecognized tax benefits included on the balance sheet that would, if recognized, impact the effective tax rate. The Company does not anticipate there will be a significant change in unrecognized tax benefits within the next 12 months.